EXHIBIT 99.1
Growing Forward Investor meeting september 20, 2007

This presentation contains forward-looking statements. Actual results may differ materially from those anticipated in such statements as a result of various factors discussed in our SEC filings. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is posted on our website at www.cmsenergy.com/invest. CMS Energy anticipates its 2007 and possibly 2008 reported earnings will be lower than its adjusted earnings primarily due to the expected effect of asset sales. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Agenda Welcome Tom Webb CMS Energy Overview Dave Joos Consumers Energy Overview John Russell Bill Garrity Maureen Trumble Ronn Rasmussen Financial Overview Tom Webb Q&A Lunch

CMS Overview Dave Joos President and CEO

Excellent Progress on Plan Palisades sale completed Enterprises asset sales completed at favorable prices Overhead reduction on track Major litigation resolved Balance sheet improved Significant equity investment in utility Business risk profile improved Common dividend restored Restructuring nearly completed.

Business Challenges and Environment Challenges Solving Dearborn Industrial Generation (DIG) contract losses Achieving regulatory restructuring Managing capital projects Environment Michigan economy Natural gas prices Environmental regulations State regulatory model Electric supply and demand Construction costs Technological innovation

Business Opportunities Utility investments Distribution infrastructure Comprehensive Enterprise Application (CEA) Advanced Metering Infrastructure (AMI) Renewables Energy efficiency/Demand Side Management New coal-fired generation Enterprises investments Gas storage DIG expansion Next 5 years Years 4 thru 8 Next 5 years Timing

Enterprises Assets Kalamazoo River Craven Exeter Filer City Livingston Grayling Genesee DIG Honey Lake Investments focused on U.S. renewables. Renewables - 975 Gross MWs Other - 224 Gross MWs

Growing Forward Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations

Consumers Energy Overview John Russell President and COO

Agenda Utility strategy Initiatives Balanced Energy Initiative Advanced Metering Infrastructure Regulatory and legislative strategy Investment plan

Utility Strategy Improve employee safety and maintain excellent operations Maintain a balanced electric supply portfolio Continue to provide low-cost natural gas Make disciplined investments to achieve consistent financial performance Obtain fair and timely recovery of costs Maintain commitment to protect and enhance the environment Provide reliable service at competitive rates.

Bill Garrity Senior Vice President, Electric and Gas Supply

Load and Capacity Energy Efficiency Renewables Existing Renewables New Clean Coal Plant Existing Fleet With Retirements Zeeland Gas Plant GAP Load Management Interruptibles

Capacity Fuel Mix - 2007 Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.47 0.15 0.09 0.03 0.1 0.05 0.11 Consumers Balanced and competitive portfolio; comparable to MISO. Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2006 0.54 0.21 0.08 0.01 0.04 0.05 0.07 9,400 MW MISO 128,000 MW

Strategy Implementation Balanced Energy Initiative positions Consumers well Zeeland Renewables Energy efficiency Clean coal plant Advanced Metering Infrastructure Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations Aligned with customers and policy-makers; provides attractive investment opportunities.

Zeeland Natural Gas Power Plant Combined Cycle Simple Cycle Steam Turbine

Consumers Energy Renewables Biomass Other Landfill Gas Wind Wind Hydro Biomass 300 177 390 633 1016 15 481 Hydro 3,000 GWh Build Buy Landfill gas Other Biomass (GWh) Wind 5 percent of Consumers Energy's electric load is "renewable" Hydro 1 percent PPAs 4 percent Consumers Green Generation Program Launched in 2005 10,000 customers Today 2015 Wind Biomass

Energy Efficiency Strategic approach Collaborative with stakeholders and regulators Benefit from national trends, best practices and past experience Interim filing to establish framework for program Program components Energy audits Appliance rebates Direct installations Targets 24 MW incremental capacity savings in 2010 growing to 320 MW by 2020 166 GWh incremental energy savings in 2010 growing to 2,460 GWh by 2020

New Baseload Clean Coal Plant Announced site for 800-MW advanced supercritical clean coal plant Two-unit site with multiple coal delivery options Strong, favorable community support Significant economic development benefits 2015 in-service date 300 MW to serve other entities Total plant cost - over $2 billion Major equipment commitments or construction expenditures not incurred unless PA141 repealed or significantly reformed. Weadock Karn 1-2 Karn 3-4 New Plant

Environmental Plan Environmental strategy - multifaceted and flexible Compliant Competitive Flexible Provides investment opportunity and responsive to environmental concerns CO2 emissions Legislation likely Consumers Energy CO2 profile vs MISO Balanced Energy Initiative benefits

Summary - Balanced Energy Initiative Growing gap between supply and demand Balanced resource portfolio Addresses industry trends and customer concerns Consistent with 21st Century Energy Plan Zeeland locks in supply reliability and economic capacity Requires legislative/policy changes to make significant baseload investment

Advanced Metering Infrastructure Maureen Trumble AMI Program Director

Balanced Energy Initiative Load Management GAP

AMI Process Home Area Network (HAN) Communications CEA and Other Core Business Systems Work & Asset Management Customer Care & Service CEA SAP MDMS Billing Customer Information COST: $670 million COST: $30 million COST: $100 million

Benefit Comparison Pre-AMI Post-AMI Meter Reading 85% Manual 100% Automated Customer Usage Inquiries Limited Information - Monthly Read Data Expanded Information - Hourly Read Data Move-in/Move-out Soft Disconnect - Unallocated Usage Remote - Electric (90%) Customer Load Control Limited Expanded - A/C Load Cycling Demand Response Large Customers (PLM) - Manual Notification Available All Customers - Automated Price Signals Outage Detection Customer Notifies Company System Notification Credit Disconnect and Theft ID Field Action - Electric and Gas Remote - Electric (90%)

AMI Project Overview Total investment $800 million; $550 million next five years Supports 21st Century Energy Plan Provides customer value through information and control Rate neutral for customers Transforms the business.

Regulatory and Legislative Strategy Ronn Rasmussen Vice President of Rates and Regulation

Regulatory Strategy Significant utility investment opportunities Investment focused on key areas Generation capacity System reliability Customer value Fair and timely recovery of investment top priority Frequent rate proceedings Streamlined cases Avoid rate shock Regulatory strategy balances investment recovery and customer rates.

Regulatory Communication Organized communication and education program with: Commissioners Staff Interested parties Provides continuity in transitional times Enhances responsiveness to MPSC issues and industry changes Communication plan facilitates positive regulatory relations.

Regulatory Progress Regulatory success in several key proceedings Resource conservation plan Palisades generating plant sale Utility equity ratio levels Zeeland generating plant acquisition schedule Gas rate case settlement Electric case complexity remains a challenge Constructive regulatory environment but changes desired.

Regulatory and Legislative Strategies Linked Certainty and timeliness of recovery PA141 repeal or reform Generating plant certificate of need Timely recovery of financing costs File and implement ratemaking Rate skewing eliminated Performance-based ratemaking Reasonable renewable portfolio standards Energy efficiency with decoupling Regulatory and legislative strategies support investment plan.

Investment Strategy John Russell President and COO

Utility Capital Investment Criteria Reduces O&M expense Reduces Power Supply Cost Recovery/Gas Cost Recovery expense Improves reliability/customer service Enhances value to customer Mandatory spending Maintains or improves our competitive position Disciplined investments create customer and shareowner value.

Utility Growth 2007 2008 2009 2010 2011 2012 Depreciation 7.534 7.173 6.782 6.358 5.906 5.42 4.903 Maintenance 0.266 0.628 1.113 1.497 1.875 2.293 Customer growth 0.102 0.207 0.319 0.434 0.552 0.673 Environmental 0.111 0.214 0.335 0.455 0.587 0.85 Enhanced distribution and other 0 0.036 0.133 0.246 0.347 0.439 Zeeland plant 0 0.523 0.523 0.524 0.528 0.533 Renewables/energy efficiency 0 0.003 0.023 0.088 0.184 0.287 Coal plant 0.006 0.015 0.028 0.057 0.178 0.411 AMI 0.005 0.032 0.068 0.132 0.279 0.473 Total opportunities 0 0.1 0.35 0.65 0.95 1.25 2008-12 (mils) Base capital $ 3,630 Choices in Plan AMI $ 550 Coal plant 550 Renewables/energy efficiency 350 Zeeland plant 550 Enhanced distribution and other 450 Total Choices in Plan $ 2,450 Total Capital $ 6,080 Investment Plan Rate Base Bils $ Current Rate Base Average 2007 2008 2009 2010 2011 2012 Rate Base (mils) $7.6 $8.4 $8.8 $9.3 $9.9 $10.8 2.5% 6.5% Choices in Plan

3% 2007 2008 2009 2010 2011 2012 Base Plan 8.54 8.1 9.03 9.17 9.21 9.37 Zeeland 0 0.194 0.207 0.201 0.197 0.195 Coal 0 0.003 0.007 0.014 0.044 0.102 AMI 0 0.009 0.018 0.038 0.07 0.109 Other 0 0 0.01 0.01 0.01 0.01 Renew 0 0 0.01 0.04 0.07 0.1 Dist 0 0.01 0.03 0.05 0.08 0.1 Incremental Investment Choices Base Plan Per kWh ¢ Coal plant Electric AMI Energy efficiency/other Renewables Enhanced distribution Distribution of Palisades Proceeds Projected Electric Rate Impact Investment plan balances rate base growth and customer rates.

Financial Overview Tom Webb Executive Vice President and CFO

Financial Overview Restructuring commitments achieved Reduced parent debt Rebuilt utility balance sheet Restored dividend Reduced risk profile New utility investment balances several objectives Solid earnings and dividend growth Responsible rate increases Healthy capital structure 2007 and 2008 adjusted EPS guidance unchanged Restructuring provided foundation for new utility investment.

Improved Credit Metrics Reduced parent debt improved credit metrics. 2001 2003 2008E Parent and Enterprises Debt 5.6 2.8 1.7 1.5 Consolidated Debt 2.7 3.3 4.3 3.9 With FIN46 0.8 0.3 0.3 Parent Debt (bils) a Wtd. Avg. Cost 7.8% 7.9% 6.4% Legend: Positive Outlook Negative Outlook Grey indicates placement one year ago Scale S&P/ Fitch Moody's S&P Fitch Moody's A- A3 BBB+ Baa1 CE Secured BBB Baa2 CE Secured CE Secured BBB- Baa3 CE Secured CE Secured CE Secured BB+ Ba1 CMS Unsecured CMS Unsecured BB Ba2 BB- Ba3 CMS Unsecured CMS Unsecured B+ B1 CMS Unsecured B B2 B- B3 CE Secured Target CMS Unsecured Target Credit Ratings (compared with one year ago) _ _ _ _ _ a Excludes FIN46

Investing in Utility 2004 2005 2006 2007E 2008 2.15 2.1 2.8 3 3.1 Parent Infusion 0.25 0.7 0.2 0.4 0.4 0.25 Percent of Capital 38% 41% 43% 49% Utility equity growth drove earnings improvements. a Common Equity Growth (bils) 2003 2004 2005 2006 Commitment 0.8 0.85 0.85 1 Actual 0.01 0.02 0.11 0.08 Earnings Per Share _ _ _ _ _ a 50% with debt net of cash

Utility Investment Plan Legend: < $25 million $25 - $100 million > $100 million New utility investment will drive future earnings growth. $2.5

2008-2012 Cash Flow Forecast _ _ _ _ _ a Includes other _ _ _ _ _ a Includes cost of removal and capital leases a a CMS Energy Parent Consumers Energy

Earnings Potential 2004 2005 2006 2007 2008 Future 0.87 0.96 1.08 0.8 1.2 With timely ratemaking each $250 million investment can improve EPS by about 3¢. Average Rate Base (bils) 2008 2009 2010 2011 2012 Base capital 7.8 8.1 8.3 8.4 8.7 New investment 0.6 0.7 1 1.3 1.7 New coal plant 0.2 0.4 CMS Earnings Potential a _ _ _ _ _ a Adjusted EPS excluding MTM (non-GAAP) in 2005-2006 Mid-single digit EPS growth $2.4

Growing Forward Consistent financial performance Fair and timely regulation Utility investment Customer value Safe, excellent operations

Q & A Session